                                                                    EXHIBIT 10.3

WHEN RECORDED RETURN TO:

SEAFIRST BANK
CREG, LOAN ADMINISTRATION
P.O. BOX 3686 (CSC-15)
SEATTLE, WA  98124-3686
ATTN: LOIS GUNNISON






Document Title:  Loan Modification Agreement
GRANTOR:  Advanced Technology Laboratories, Inc.
GRANTEE: Bank of America National Trust and Savings Association, doing business as Seafirst Bank, the successor in interest by merger to Seattle-First National Bank
LEGAL DESCRIPTION:
          ABBREVIATED LEGAL DESCRIPTION: SW Quarter, NE Quarter, Section 30, Township 27 N, Range 5 E
          FULL LEGAL DESCRIPTION:  See Schedule A attached
                                       ----------
ASSESSOR'S TAX PARCEL NO.:  302705-1-028-0004; 302705-4-005-0005; and 302705-4-
006-0004
REFERENCE NOS. OF DOCUMENTS RELEASED OR ASSIGNED:  N/A

--------------------------------------------------------------------------------
LOAN NOS.:  186603-7 AND 3031697


                          LOAN MODIFICATION AGREEMENT


     THIS AGREEMENT is made as of June 16, 1998, between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, doing business as SEAFIRST BANK ("LENDER"), the successor in interest by merger to SEATTLE-FIRST NATIONAL BANK ("SEAFIRST"); ADVANCED TECHNOLOGY LABORATORIES, INC., a Washington corporation ("BORROWER"); and ATL ULTRASOUND INC., a Washington corporation, formerly known as ADVANCED TECHNOLOGY LABORATORIES , INC., a Delaware corporation ("GUARANTOR").

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                                   RECITALS:

  A. Seafirst made a loan to Borrower in the original principal amount of $11,500,000 (the "LOAN") evidenced by a Promissory Note dated December 28, 1994, made by Borrower, payable to Seafirst or order (the "NOTE"). The Loan is secured by a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Leases and Rents dated December 28, 1994 (the "DEED OF TRUST"), made by Borrower as Grantor, for the benefit of Seafirst, which constitutes a first lien encumbrance on the real property described on Schedule A attached to
                                                         ----------
this Agreement, and the collateral described in the Deed of Trust or in any uniform commercial code financing statement filed with respect thereto (collectively the "PROPERTY"). The Deed of Trust is recorded in the real property records of Snohomish County, Washington under Recording No. 9412290067. The Note, the Deed of Trust and all other documents evidencing and securing the Loan are collectively referred to in this Agreement as the "LOAN DOCUMENTS". In addition to the Loan Documents, Borrower executed and delivered to Seafirst in connection with the Loan, a Certificate and Indemnity Agreement Regarding Building Laws and Hazardous Substances, dated as of December 28, 1994 (the "CERTIFICATE AND INDEMNITY").

  B. Guarantor guaranteed the payment and performance of Borrower's obligations under the Loan Documents and the Certificate and Indemnity pursuant to a separate Guaranty of Payment and Performance dated December 28, 1994 (the "GUARANTY").

  C. Lender is the present holder of the Note and of all of the rights and interests of Seafirst under the Loan Documents, the Certificate and Indemnity and the Guaranty. Borrower and Lender have agreed to make certain modifications to the Loan Documents, and Lender has agreed to make an additional loan to Borrower which will be secured by the Deed of Trust and guaranteed by Guarantor.

                                  AGREEMENT:

     In consideration of the mutual covenants contained in this Agreement, Borrower, Lender and Guarantor agree as follows:

  1.  Modification to Loan Documents.
      ------------------------------

      (a) Note.  From and after the effective date of this Agreement, the Note
          ----
 is amended as follows:

          (i) The Variable Rate applicable to the Note will be adjusted to an interest equal to the "LIBOR Index" (as defined in the Note) as of the effective date of this

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

Agreement, plus nine-tenths of one percentage point (.90%) per annum. Monthly principal and interest payments at such Variable Rate will commence on July 20, 1998, and the next Interest Change Date for purposes of the Note will be December 20, 1998.

          (ii)  Subparagraph 2(a)(ii) is amended to read as follows:

     Before each Interest Change Date, if applicable, the Holder will calculate the new Variable Rate which shall be equal to the Current Index, plus nine-tenths of one percentage point (.90%) per annum. This new interest rate will be the new Variable Rate until the next Interest Change Date.

          (iii) The first sentence of subparagraph 2(b)(i) is amended to read as follows:

     If Maker elects to have a Fixed Rate apply to this Note, interest shall accrue on the principal balance of this Note at a per annum rate equal to Lender's reserve adjusted "FIXED RATE INDEX" as quoted by Lender on the date the interest rate is fixed, for a period equivalent to the applicable Fixed Rate Period, plus nine-tenths of one percentage point (.90%) per annum.

          (iv) Paragraph 3 is amended to provide that the required monthly payments of principal and interest shall be due on the twentieth (20th) day of each month during the term of the Note.

          (v) Paragraph 16 is amended to read as follows:

          16.  CROSS DEFAULT.  Maker, as borrower, Lender, as lender, and ATL
               -------------
     Ultrasound Inc., as guarantor, are parties to a Revolving Credit Loan Agreement and Guaranty dated July 1, 1997, as amended from time to time (the "LOAN AGREEMENT"). In addition, Lender is the current holder of a Promissory Note dated June 3, 1998, in the original principal amount of $17,000,000, also secured by the Deed of Trust, made by Maker and payable to the order of Lender (the "ADDITIONAL NOTE "). Maker agrees if Maker or ATL Ultrasound Inc. defaults under the Loan Agreement, or if Maker defaults under the Additional Note, and in either case the default is not cured prior to the expiration of the applicable cure period, if any, such default will constitute a default under this Note and the other Loan Documents and no additional notice of default shall be required under Paragraph 6 of this Note.

          (b) Deed of Trust.  Paragraph 5(a) of Article I of the Deed of Trust
              -------------
is hereby amended as follows:

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               (a) Payment of the sum of ELEVEN MILLION FIVE HUNDRED THOUSAND
          DOLLARS ($11,500,000), or so much thereof as may be advanced, with interest thereon according to the terms of a Promissory Note dated December 28, 1994, including all renewals, amendments, modifications, extensions and substitutions therefor (the "EXISTING NOTE"), and payment of the sum of SEVENTEEN MILLION DOLLARS ($17,000,000), or so much thereof as may be advanced, with interest thereon according to the terms of a Promissory Note dated June 3, 1998, including all renewals, amendments, modifications, extensions and substitutions therefor (the "ADDITIONAL NOTE"). The Existing Note and the Additional Note are referred to collectively as the "NOTE". THE NOTE MAY CONTAIN PROVISIONS ALLOWING FOR CHANGES IN THE INTEREST RATE.

     2.   Representations and Warranties. Borrower and Guarantor represent and
          ------------------------------
warrant:

          (a) Borrower and Guarantor have full legal power and authority to enter into this Agreement, all necessary consents and approvals for the execution and performance of this Agreement have been obtained, and once signed by each of the parties, this Agreement will be the legal, binding and enforceable obligation of Borrower and Guarantor.

          (b) Borrower owns and is vested in title to all of the Property and, except for security interests in the Property granted to Lender pursuant to the Deed of Trust or the Loan Agreement, the lien of real estate taxes and assessments not yet due, and other exceptions to title approved in writing by Lender, there exists no lien, charge or encumbrance against the Property created or arising subsequent to the recording date of the Deed of Trust.

          (c) Borrower has no known defense, claim or setoff, legal or equitable, to the full payment and performance of Borrower's obligations to Lender under the Loan Documents or the Certificate and Indemnity, as the same may be modified pursuant to this Agreement.

          (d) Guarantor has no known defense, claim or setoff, legal or equitable, to the full payment and performance of its obligations to Lender under the Guaranty.

          (e) Borrower and Guarantor have read this Agreement and all other documents required by Lender in connection with this Agreement, are familiar with their respective terms and conditions, and have had the opportunity for the advice of counsel of their own selection in regard to the terms, meaning and effect of this Agreement and all other such documents. Borrower and Guarantor further acknowledge they have made and entered into this Agreement freely and voluntarily, without duress, and in reliance of no promise or representation of Lender or by which Lender is bound not expressly set forth in this Agreement.

3.  Conditions.  Lender's agreement to modify the Loan Documents and the
    ----------
Certificate and Indemnity as provided in this Agreement is subject to the satisfaction of each of the following conditions by not later than June 15, 1998, time being of the essence. Each condition is for the exclusive benefit of Lender, may be waived by Lender but any waiver must be in writing and signed by Lender in order to be effective. The "EFFECTIVE DATE" of this Agreement shall be the date all of the conditions set forth in this paragraph are met to Lender's satisfaction or waived in writing by Lender.

     (a) There are no uncured events of default under the Loan Documents or the Certificate and Indemnity, or any event or condition which, with notice or the passage of time or both would be an event of default under the Loan Documents or the Certificate and Indemnity.

     (b) Lender shall have received a modification endorsement or endorsements, in form satisfactory to Lender, from the title insurance company insuring the priority of the Deed of Trust, bringing the effective date of such title policy current to the date of the recording of this Agreement, insuring that the modifications provided for in this Agreement shall not impair the continued validity, priority and enforceability of the Deed of Trust, increasing the amount of the title insurance coverage by the amount of the Additional Note, and insuring that the Additional Note shall have the same priority as the initial advances made by Lender pursuant to the Loan Documents.

     (c) This Agreement and all other documents and agreements required by Lender as set forth in this Agreement shall have been fully signed, acknowledged and delivered by Borrower and Guarantor, and recorded in the real property records of Snohomish County, Washington.

4.  Release.  As additional consideration for the modifications of the Loan
    -------
pursuant to this Agreement, each party hereby releases and forever discharges the other, every participant in the Loan and each and every of their respective employees, agents, directors, officers, subsidiaries, parent corporations and affiliates (collectively the "RELEASED PARTIES") of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which it may have or claim to have against the Released Parties or any of them as of the date of this Agreement, whether presently known or unknown, on account of or in any way concerning, arising out of or founded upon the Loan including, but not limited to, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties related to the transactions contemplated by this Agreement up to and including the date of this Agreement. The foregoing release and the covenants contained in this paragraph are contractual and not a mere recital. The parties agree no liability is admitted except Borrower's indebtedness to Lender under the Loan Documents and the Certificate and Indemnity, and all agreements and understandings between Borrower and Lender concerning the Loan are express and embodied in the Loan Documents and the Certificate and Indemnity, as modified pursuant to this Agreement.

     5.  Guaranty.  Guarantor acknowledges and agrees its obligations under the
         --------
Guaranty are in full force and effect and the modifications to the Loan Documents, the Certificate and Indemnity and the Loan contained in this Agreement do not in any way impair the continued validity of the Guaranty.

6.  General.
    -------

     (a) Entire Agreement.  This Agreement constitutes the entire agreement
         ----------------
among the parties with respect to the foregoing modification of the Loan and may not be amended except in writing signed by all parties.

     (b) Ratification.  All of the Loan Documents and the Certificate and
         ------------
Indemnity, as modified pursuant to this Agreement, are ratified and affirmed and shall be and remain in full force and effect. Borrower shall promptly pay and perform as and when due all the Borrower's obligations under the Loan Documents, the Certificate and Indemnity and this Agreement. This Agreement is not intended to and shall not be construed to impair the validity, priority or enforceability of the Deed of Trust or the other Loan Documents or the Certificate and Indemnity.

     (c) Cross Default.  Any default by Borrower under this Agreement shall
         -------------
constitute a default under the Loan Documents and the Certificate and Indemnity, and each of them, and any default by Borrower under any Loan Document or the Certificate and Indemnity shall constitute a default under this Agreement.

     (d) Lender Expenses.  Borrower shall pay all costs and expenses of Lender
         ---------------
incurred in connection with this Agreement, including without limitation appraisal fees, title insurance charges, and charges of outside legal counsel.

     (e) Governing Law.  This Agreement shall be construed and enforced under
         -------------
the laws of the State of Washington.

NOTICE: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     Dated as of the day and year first written above.

                         LENDER:

                         SEAFIRST BANK


                         By  /s/ Karla Kirkwood
                            ________________________________________

                            Its  Vice President
                                ____________________________________

                         BORROWER:

                         ADVANCED TECHNOLOGY LABORATORIES,
                         INC., a Washington corporation


                         By  /s/ Pamela L. Dunlap
                            ________________________________________

                            Its  Sr. V.P., Finance and Admin., CFO
                                ____________________________________

                         GUARANTOR:

                         ATL ULTRASOUND, INC., a Washington
                         corporation


                         By  /s/ Pamela L. Dunlap
                            ________________________________________

                            Its  Sr. V.P., Finance and Admin., CFO
                                ____________________________________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


  On this 17th day of June 1998, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Karla Kirkwood, to me known to be the Vice President of SEAFIRST BANK, the national banking association named in and which executed the foregoing instrument; and he/she acknowledged to me that he/she signed the same as the free and voluntary act and deed of said national banking association for the uses and purposes therein mentioned.

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

  WITNESS my hand and official seal the day and year in this certificate above written.

                                           /s/ Lois R. Gunnison
                                          --------------------------------
                                          Signature
                                               Lois R. Gunnison
             [SEAL]                       --------------------------------
                                          Print Name
                                          NOTARY PUBLIC in and for the State of
                                          Washington, residing at Mukilteo.
                                          My commission expires 6-19-98.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF SNOHOMISH  )


  On this 16th day of June, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Pamela L. Dunlap, known to me to be the Sr. V.P. & CFO of ADVANCED TECHNOLOGY LABORATORIES, INC., a Washington corporation, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

                                        /s/ Kevin J. Grady
                                      ----------------------------------
                                      Signature

                                            Kevin J. Grady
             [SEAL]                   ----------------------------------
                                      Print Name
                                      NOTARY PUBLIC in and for the State of
                                      Washington, residing at Seattle.
                                      My commission expires 6/15/99.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF SNOHOMISH  )


  On this 16th day of June, 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Pamela L. Dunlap, known to me to be the Sr. V.P. & CFO of ATL ULTRASOUND, INC., a Washington corporation, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

                                        /s/ Kevin J. Grady
                                       ---------------------------------
                                       Signature

                                            Kevin J. Grady
             [SEAL]                    ---------------------------------
                                       Print Name
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Seattle.
                                       My commission expires 6/19/99.